UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2009

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive

Columbia, MD 21046

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (443) 539-5008

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 30, 2009, Integral Systems, Inc. (“Integral” or the “Company”) issued a press release announcing a final settlement with the Securities and Exchange Commission regarding an investigation by the Securities and Exchange Commission that has been ongoing since March 2007. The investigation is described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30. 2008. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information reported in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release dated July 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2009	INTEGRAL SYSTEMS, INC.

	By:	/s/ William Bambarger, Jr.
	Name:	William Bambarger, Jr.
	Title:	CFO

Exhibit Index

Exhibit Number	Description
99.1	Press release dated July 30, 2009.